UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 1, 2008

                                  BLUEFLY, INC.
                                  -------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     001-14498               13-3612110
         --------                     ---------               ----------
 (State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                  Identification Number)

                  42 West 39th Street, New York, New York 10018
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 944-8000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     The information contained in Item 5.02 regarding the Amended Erdos Employment Agreement (as hereinafter defined) is incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On December 1, 2008, the Company and Barry Erdos entered into an amended and restated employment agreement (the "Amended Erdos Employment Agreement") pursuant to which, among other things, Mr. Erdos resigned as President and Chief Operating Officer of the Company, but will continue as an employee in a non-executive capacity, at an annual salary of $212,500. In addition, Mr.
Erdos will remain on the Company's Board of Directors. In the event that the Amended Erdos Employment Agreement is terminated by the Company without cause prior to the end of the Term, Mr. Erdos will be entitled to severance payments equal to his salary through November 30, 2009. In addition, the Company has agreed to pay Mr. Edros' COBRA premiums through November 2009, and Mr. Erdos agreed that vesting of the Deferred Stock Units granted to him will cease as of November 30, 2008.

     Also on December 1, 2008, Bradford Matson announced that he would resign as Chief Marketing Officer of the Company, effective as of January 8, 2009. The Company has agreed to engage Mr. Matson as a consultant to assist in marketing efforts during a transition period, while it considers potential replacements.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

10.1 Amended and Restated Employment Agreement, dated December 1, 2008, by and between Bluefly, Inc. and Barry Erdos.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 2, 2008

                              BLUEFLY, INC.


                              By: /s/ Kara B. Jenny
                                  -----------------
                                Name: Kara B. Jenny
                                Title: Chief Financial Officer

                                  EXHIBIT INDEX

10.1 Amended and Restated Employment Agreement, dated December 1, 2008, by and between Bluefly, Inc. and Barry Erdos.